UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2023

SQZ BIOTECHNOLOGIES COMPANY

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39662	46-2431115
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Arsenal Yards Blvd Suite 210
Watertown, Massachusetts		02472
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 617 758-8672

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	SQZB	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement.

On September 13, 2023, SQZ Biotechnologies Company (the “Company” or “SQZ”), F. Hoffmann-La Roche Ltd (“Roche Basel”) and Hoffmann-La Roche Inc. (“Roche US”, and together with Roche Basel, “Roche”) agreed to terminate the License and Collaboration Agreement, dated October 5, 2018, by and between the Company and Roche (as amended or modified, the “Agreement”), effective September 13, 2023 (the “Effective Date”). No early termination penalty will be incurred by either party. On the Effective Date, the Company will regain full clinical development and future commercialization rights for all its oncology programs, including human papilloma virus (“HPV”) 16 positive tumors.

Under the terms of the Agreement, the Company and Roche had agreed to jointly develop certain products based on mononuclear antigen presenting cells (“APCs”), including HPV, using the SQZ® APC platform for the treatment of oncology indications. The Company granted Roche a non-exclusive license to its intellectual property, and Roche granted the Company a non-exclusive license to its and its affiliates’ intellectual property for the purpose of performing research activities. Under the Agreement, Roche was granted option rights to obtain an exclusive license to develop APC products or products derived from the collaboration programs on a product-by-product basis and to develop a Tumor Cell Lysate (“TCL”) product. For each of the APC products and TCL product, if Roche exercised its option and paid a specified incremental amount, Roche would have received worldwide, exclusive commercialization rights for the licensed products.

The foregoing is only a summary of the material terms of the Agreement, does not purport to be complete and is qualified in its entirety by reference to the full text of (i) the License and Collaboration Agreement, dated October 5, 2018, by and between the Company and Roche, which was filed as Exhibit 10.7 to the Company’s Registration Statement on Form S-1, filed with the Securities and Exchange Commission (the “Commission”) on October 9, 2020, and (ii) the Accord relating to License and Collaboration Agreement, dated November 5, 2019, between the Company and Roche, which was filed as Exhibit 10.8 to the Company’s Registration Statement on Form S-1, filed with the Commission on October 9, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SQZ BIOTECHNOLOGIES COMPANY

Date:	September 15, 2023	By:	/s/ Lawrence Knopf
Lawrence Knopf General Counsel